EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                   SECURITIES EXCHANGE ACT RULES 13a-14(b) AND
                15d-14(b) AS ADOPTED PURSUANT SECTION 906 OF THE
             SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF
                      SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States
Code), the undersigned officer of Interplay Entertainment Corp., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2007 as filed with the U.S. Securities and Exchange Commission (the "10-Q Report") that, to the best of the undersigned's knowledge:

         (1)      the  10-Q  Report  fully  complies  with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    May 21, 2007
                                   /S/ HERVE CAEN
                                   -------------------------------
                                   Herve Caen
                                   Chief Executive Officer and
                                   Interim Chief Financial Officer